EXHIBIT 10.27.5+
AMENDMENT 3 TO SERVICES AGREEMENT

This Amendment 3 (“Amendment 3”) dated December 24, 2015 (“Amendment 3 Effective Date”) by and between Telenav, Inc. ( “Licensor”) and General Motors Holdings, LLC (“GM”) amends the Services Agreement dated June 13, 2014 (“Services Agreement”) as amended by Amendment #1 on December 5th, 2014 and Amendment #2 on March 18th, 2015 (collectively, the “Agreement”). Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement.

BACKGROUND

Whereas, under the Agreement, Licensor provides Licensed Data and Services to GM; and

Whereas, Licensor and GM have agreed to amend certain terms contained in the exhibits and pricing under the Agreement, and to amend the Agreement to include certain updating changes, as reflected in this Amendment 3.

Now, therefore, in consideration of the covenants and agreements set forth herein, Licensor and GM hereby agree as follows:

1.	The text contained in Section 3.C of the Services Agreement entitled Taxes is deleted in its entirety and replaced with the following:

(i)	Definitions.

“Direct Tax” means any tax, fee, surcharge, or exaction of any other type which are legally imposed on Licensor by a tax authority, including any tax on or measured by Licensor’s income, gross receipts (including Ohio’s Commercial Activity Tax), capital, net worth, franchise, privilege, property or any employment-related tax imposed on Licensor.
“Tax” means Direct Tax, [*****], and any interest or penalty (or both) related to Direct Taxes or [*****].
[*****]
“Telecommunication Charges” means any duty, levy, surcharge, fee, or similar payable that is due to any governmental (other than a tax authority), or collecting society or agency, by reason of telecommunications regulatory law or other law.

(ii)
Tax Cooperation. The Parties will work together in good faith to generate tax efficiencies and to minimize both Direct and [*****] related to this Contract. Except as provided in subsections (f) and (g), Licensor will invoice the GM entity that receives the product or Service, and Licensor will enter into any agreement necessary to ensure that the GM entity receiving the product or Service is the entity invoiced including working together to ensure delivery locations are correctly invoiced by product and/or service, including within the US. If GM is audited for or assessed any tax related to this Service Contract, Licensor will cooperate with GM, which includes any or all of the following: making relevant documents, records, or information available to GM (as reasonably requested by GM), filing any relevant tax returns, or contesting the imposition or assessment of any Tax.

(iii)
Direct Taxes. Licensor is responsible for its own Direct Taxes and may not charge or otherwise recover Direct Taxes from GM. If a jurisdiction requires GM to withhold Direct Tax from GM’s payment to Licensor , GM will provide Licensor appropriate documentation and Licensor will apply the Direct Tax withholding as a payment from GM to Licensor . In no event will GM “gross-up” any payment for withheld Direct Taxes.

(iv)	[*****]

(v)	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 1 to Services Agreement

(vi)
Licensor’s Subcontractor. Licensor will not rebill any Taxes charged through any of Licensor’s subcontracting suppliers/service providers or incurred by the Licensor in connection with the provision of products and/or Services under this Service Contract if such Tax is recoverable/creditable by Licensor or, if not, the Tax would have been recoverable/creditable had the rebills been structured through other entities (either the Licensor‘s or GM’s entities).

(vii)
Local Participation Agreement and/or Purchase Order. If a GM entity is located in the same country in which a Licensor entity sells or leases products or performs Services (“Local GM Entity” and “Local Licensor Entity;” together, the “Local Entities”), then the invoices and payment will be by and between the Local Entities at GM’s request. Such local participation agreement or local purchase order may be modified to comply with local laws.

(viii)
Cross-Border Invoicing. Notwithstanding anything in this Contract to the contrary, in the case where a GM entity is located in a country other than the country in which a Licensor entity sells or leases products or performs Services, invoices for such products and Services will be invoiced to and paid by a GM entity of GM’s choice, to the extent commercially feasible for Licensor. If such cases arises, a local participation agreement or local purchase order may be required and may be modified to comply with local laws..

(ix)
Property Taxes. Real and personal property taxes, assessments and other property-related levies should be the responsibility of the owner of the real or personal property. With respect to leases, Licensor will be responsible for reporting equipment leases to GM and remitting any personal property tax on leased equipment to the applicable taxing authority unless the Parties otherwise agree. Such taxes will be separately stated on the invoice with supporting detail provided by Licensor if required by GM.

(x)
Indemnity. Licensor agrees to pay and hold GM harmless for any Tax that may be imposed as result of the failure or delay by Licensor to comply with any tax legislation (law, rule or regulation) requirement. In case that GM is held jointly responsible for Licensor’s failure, Licensor will pay for any associated costs that GM must pay in relation to GM’s defense, including legal/consultant fees, administrative and/or judicial expenses as well any litigation costs, including the cost of any required guarantee, and/or deposit of a similar nature.

(xi)
Customs. Credits or benefits resulting or arising from this Contract, including trade credits, rebate credits, export credits or the refund of duties, taxes or fees, will belong to GM. Licensor will timely and accurately provide all information necessary (including written documentation and/or electronic transaction records) to permit GM to receive such benefits or credits, as well as to fulfill its import and, where required by this Service Contract, export customs related obligations, origin marking or labeling requirements and local content origin requirements, if any.

Licensor will undertake, in due time, such all necessary commercially reasonable arrangements or carry out all formalities to ensure the goods contained in this agreement are covered by any duty deferral or free trade zone program(s) of the country of import or secure eligibility for duty preferential treatment under any applicable trade agreement at the time the goods are imported. To the extent such goods are determined to not be eligible for duty preferential treatment after GM has filed a claim for such treatment, including determinations made after GM has filed a claim for such treatment, Licensor will reimburse GM any customs duty or fees that are imposed. Licensor and GM will cooperate with each other to enable each to more accurately determine its own duty liability and to minimize such liability to the extent legally permissible. Such cooperation includes, but is not limited to, the exchange of information necessary to establish the value of any prototypes or pre-production articles that either party moves across borders.

Licensor will ensure compliance with the recommendations or requirements of all applicable Authorized Economic Operator (AEO), governmental security/anti-terrorism and enhanced border release programs (including, without limitation, the United States’ Customs-Trade Partnership Against Terrorism (C-TPAT), Canada’s Partners in Protection initiative and Mexico’s Neuvo Esquema Empressa Certificadas (NECC) program). At request of GM or the appropriate Customs Authority, Seller will certify in writing its compliance with the foregoing.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 3 to Services Agreement

Any importation of goods into a country should only be handled under the Incoterm of Free Carrier “FCA” or Delivered at Place “DAP”. To the extent a different Incoterm will be used, Licensor must notify and obtain agreement from GM.

(xii)
Service Level Credits. Should Licensor receive any service level credits, and/or similar type incentive, either directly or indirectly from third party vendors for products and/or Services provided to GM, Licensor will apply a credit in GM’s favor to the charges for the relevant products and/or Services in an amount equal to the portion of the credits that are allocable to such products and/or Services. Licensor agrees to provide documentation in relation to these credits and the benefit provided to GM from these types of incentives.

(xiii)
Telecommunications Charges. Except to the extent that GM has provided Licensor with an appropriate exemption certificate or other documentation (e.g., USF resale certificate), GM will be responsible for Telecommunication Charges that lawfully apply to Services provided under this Service Contract only if Licensor informs GM of any and all Telecommunication Charges that apply in its documentation (such as GM’s request for quotation, purchase order, or Licensor’s quotation). GM will not be responsible for (and Licensor may not charge GM for) any Telecommunications Charges that are not provided in this manner from Licensor to the GM. Licensor will clearly identify Telecommunications Surcharges on its invoices to GM, and will keep Telecommunications Charges separate from Taxes.

2.	Appendix F to the Data License Agreement is here by deleted in its entirety and replaced with Appendix F attached hereto.

3.
The Exhibit to the Services Agreement entitled SOW BPO G002 ISP&C is hereby deleted in its entirety and replaced with the exhibit entitled Third Party Information Security Requirements attached hereto.

4.	The list of exhibits appearing on page 18 of the Services Agreement is deleted in its entirety and replaced with the following:
Statement of Work Exhibit
Service Levels Exhibit
Pricing and Compensation Exhibit
SOW BPO G001 GM Governance Model Exhibit
Third Party Agreements Exhibit
Third Party Information Security Requirements
Data License Agreement and Services
Exhibit A Statement of Work
Appendix A Country-Language Exhibit
Appendix B Map Data Responsibility
Appendix D Map Layer Requirements
Appendix E Map Data Attribute Requirements
Appendix F Demo Mode
Exhibit B Service Level Agreement
Exhibit C Change Control Procedure
Exhibit 2.3(a) Core Content Categories
Exhibit 2.3(c)(1) Developer Terms of Use
Attribution Exhibit
Exhibit 2.3(c)(2) Developer Terms of Use for GM
Attribution Exhibit
Exhibit 2.3(c)(3) End User Terms of Use
Exhibit 5.1 Pricing
Exhibit 7.1 Licensor’s Handling of Personally Identifiable Data
Software Services License Agreement
Exhibit A Licensed Service, Charges, Prices and Fees
Exhibit A-1 Statement of Work
Exhibit A-2 Technical Support
Exhibit A-3 Supplier Travel Guidelines

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 3 to Services Agreement

Exhibit A-3 Telenav Proprietary Rights Litigation
Exhibit B Schedule of Electronic Services
Exhibit C Information Security Requirements
Insurance Exhibit

5.	Section 5.32 entitled Taxes of the Data License Agreement and Services is hereby deleted in its entirety and replaced with the text set forth under item 1 of this Amendment 3.

6.	Section 19, Taxes, of the Software Service License Agreement is hereby deleted in its entirety and replaced with the text set forth under item 1 of this Amendment 3.

7.	Exhibit 5.1 to the Data License Agreement and Services entitled Pricing is deleted in its entirety and replaced with Exhibit 5.1 attached hereto.

8.	Section 2.3 of the Data License Agreement is hereby deleted in its entirety and replaced with the following:
(d) Caching. Licensee may store a [*****] of Destination/Waypoint data for an [*****] as follows: up to [*****] Destination/Waypoints flagged by end user as “Favorites” and up to [*****] Destination/Waypoints flagged by end user as “Recents” on its servers. The cached Destination/Waypoint data for each end user may be accessed from Licensee’s server by such end user as part of end user’s destination selection. Notwithstanding the foregoing, the cached Destination/Waypoint data shall not be (a) accessible for purposes other than an end user’s personal use of the Destination/Waypoint data, (b) accessible other than for improving errors or missing data in third-party map data or (c) uploaded or downloaded in bulk. An [*****] of “Favorites” and “Recents” may be cached on a [*****] for the [*****] of the vehicle, provided the [*****] has been [*****] by Licensee for such [*****] in accordance with this Agreement.

Except as modified by this Amendment 3, the Agreement shall remain in full force and effect.
In Witness Whereof, the parties have caused this Amendment 3 to be signed below by their duly authorized representatives as of the Amendment 3 Effective Date set forth above.

Telenav, Inc.                         General Motors Holdings, LLC

By: /s/ Michael Strambi                    By: /s/ Michael C. Smith

Name: Michael Strambi                    Name: Michael C. Smith

Title: Chief Financial Officer                Title: Buyer

Date: 12/18/15                        Date: 12-24-15

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 3 to Services Agreement

Appendix F to Data License and Services Agreement

[*****]

•
The [*****] provides the ability for GM Dealers, Connected Customer Specialists, PR teams, etc. to [*****] the [*****] capabilities prior to a customer taking delivery of a vehicle or completing the actual registration of their vehicle with the application.

•	Every [*****] and above app install (iOS or Android) will include the [*****].

•	Initially, the [*****] will be available in [*****] initially with future plans to support [*****] and [*****] markets.

•	The [*****] will include a single set of [*****] that can be used to create a [*****] experience within the app.

•
The [*****] will include a set of ‘[*****]’ [*****] tied to the above [*****] that are used to [*****] the user experience. There will be no [*****] at the end of the [*****]. The [*****] will not include any data that can be used to identify an [*****] or an [*****].

•	Location specific services within the [*****]:

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

•	During [*****] and through [*****], there will be no [*****] or [*****] of the [*****] or [*****] of the [*****] since it is intended to be solely a [*****] experience to [*****] of the [*****].

•
GM and Licensor will [*****] in reaching agreement by [*****] for a [*****] on [*****] that will become effective during [*****]. If GM has not installed [*****] for the [*****] that provides [*****] that can be shared with Licensor on or before [*****], the [*****] will [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 3 to Services Agreement

Exhibit 5.1 to Data License and Services Agreement
Pricing

Table 1: [*****] Fees per [*****]
[*****] with subscriptions to Map and Route applications (as described in Exhibit A) for all GM countries (excluding [*****]):	$[*****]
[*****] with subscriptions to Map and Route applications (as described in Exhibit A) for:
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]

License Fee Reporting:
On or before the [*****] of each [*****], Licensee shall prepare and submit to Licensor a written report with separate line items by country for the total number of newly [*****] [*****]) and [*****] ([*****]) [*****] ([*****]) made by GM and/or GM Affiliates with subscriptions to Maps / Search / Static Routing Directions / Traffic functionality developed by or on behalf of GM for the previous [*****]. Each such subscription is associated with a [*****] and entitles the [*****] (up to [*****]) access to one or more applications via PC, mobile, tablet or vehicle devices. A [*****] is considered [*****] if an application or applications with Maps / Search / Static Routing Directions / Traffic functionality is [*****], or otherwise [*****] to a [*****]. Licensee is responsible for ensuring that such application subscriptions are only [*****] to end users with a valid end user account linked to a [*****]. For clarity, if more than one application is [*****] by a [*****], that [*****] shall only be counted once and no further reporting or fees are due for subsequent activations of applications. Following receipt of such report, Licensor shall invoice Licensee for the amounts due in accordance with the pricing in Table 1 and Licensee shall pay in accordance with [*****] payment terms as specified in the applicable Purchase Order.

Table 2: Demo Mode
With respect to [*****] (Appendix F) of Statement of Work:

GM will pay Licensor $[*****] per [*****] ($[*****]/[*****]) for [*****] ([*****]) and [*****].

[*****] – No [*****] for [*****] and [*****] of [*****]. By [*****], if GM does not install [*****] of the [*****] that provides [*****] in order to share such [*****] with Licensor, the [*****] will [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 3 to Services Agreement

[*****]
Third Party Information Security Requirements

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 3 to Services Agreement